New York Daily Tax Free Income Fund, Inc.

Class A Shares – Ticker Symbol: NYDXX

Class B Shares – Ticker Symbol: NYBXX

SUMMARY PROSPECTUS

August 27, 2010, as amended November 22, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/NewYorkDailyTaxFree. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated August 27, 2010, as amended November 22, 2010, and the Fund’s most recent shareholder report, dated April 30, 2010, are all incorporated by reference into this Summary Prospectus.

:	Investment Objectives

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

:	Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A Shares		Class B Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.30%		0.30%
Distribution and Service (12b-1) Fees		0.20%		0.00%
Other Expenses (includes Administration Fees listed below)		0.40%		0.41%
Administration Fees	0.21%		0.21%

Total Annual Fund Operating Expenses		0.90%		0.71%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A:	$92	$287	$498	$1,108
Class B:	$73	$227	$395	$883

1411 BROADWAY, 28th FLOOR

NEW YORK, NY 10018-3450

(212) 830-5345

(800) 433-1918 (Toll Free)

:	Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)	New York, and its political subdivisions;

(ii)	Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)	other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund’s net assets) in New York Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions.

The Fund’s investment manager considers the following factors when buying and selling securities for the Fund’s portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

:	Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

•	The amount of income the Fund generates will vary with changes in prevailing interest rates.

•

Because the Fund intends to concentrate in New York Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio.

•	Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

•

An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in “New York Risk Factors” in the Statement of Additional Information.

•

Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class A shares’ performance from year to year. The table shows the Fund’s average annual total return for one, five and ten years and since inception for each Class of shares. While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund toll free at (800) 433-1918.

New York Daily Tax Free Income Fund, Inc. – Class A Shares

The year-to-date return for the Class A shares as of June 30, 2010 was 0.00%.

The highest quarterly return for the Class A shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Class A shares was 0.00% for the quarter ended March 31, 2010.

Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns – For the periods ended December 31, 2009

	Class A	Class B
One Year	0.04%	0.12%
Five Years	1.69%	1.87%
Ten Years	1.48%	1.68%
Since Inception*	2.77%	1.98%

*	The inception date for the Class A shares was June 12, 1984, and for the Class B shares was October 10, 1996.

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (New York Daily Tax Free Income Fund, Inc., c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018-3450),

by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial and subsequent investment amounts are shown below.

MINIMUM INVESTMENTS

Through a financial intermediary

Initial	Subsequent
$1,000	$100

Directly with the Fund

Initial	Subsequent
$5,000	$100

If you have established the option on your account, you may also redeem Fund shares by telephone (800-433-1918), by an automatic withdrawal plan or by writing checks on your account in an amount of $250 or more.

:	Tax Information

The Fund intends to distribute income that is exempt from regular federal and New York income taxes. It is possible that a portion of the Fund’s distributions may be subject to New York or federal income taxes or to the federal alternative minimum tax.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NYA-649457108-SP11_10

NYB-649457207-SP11_10

New York Daily Tax Free Income Fund, Inc.

Class A Shares

Class B Shares

Summary Prospectus

August 27, 2010,

as amended November 22, 2010